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                                                                    EXHIBIT 10.8

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                             PRIVATE BUSINESS, INC.

                   1999 Amended and Restated Stock Option Plan














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                                TABLE OF CONTENTS

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                                                                                                               PAGE
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
 Section 1.       Purpose.........................................................................................1

 Section 2.       Definitions.....................................................................................1
         2.1      "Board of Directors" or "Board".................................................................1
         2.2      "Code"..........................................................................................1
         2.3      "Committee".....................................................................................1
         2.4      "Common Stock"..................................................................................1
         2.5      "Employee"......................................................................................1
         2.6      "Incentive Stock Option" or "ISO"...............................................................2
         2.7      "Non-Qualified Option"..........................................................................2
         2.8      "Option"........................................................................................2
         2.9      "Participant"...................................................................................2
         2.10     "Subsidiary"....................................................................................2

 Section 3.       Eligibility.....................................................................................2

 Section 4.       Common Stock Subject to the Plan................................................................2
         4.1      Number..........................................................................................2
         4.2      Terminated/Reacquired Options...................................................................2

 Section 5.       Administration of the Plan......................................................................3
         5.1      Committee.......................................................................................3
         5.2      Authority of Committee..........................................................................3
         5.3      Plan Interpretation.............................................................................3
         5.4      Committee Interpretations Conclusive............................................................4
         5.5      Committee Voting................................................................................4
         5.6      Committee Exculpation...........................................................................4
         5.7      Granting of Options to Directors and Officers...................................................4

 Section 6.       Terms and Conditions of Option Agreements.......................................................4
         6.1      Option Agreements...............................................................................4
         6.2      Number of Shares and Vesting Schedule...........................................................5
         6.3      Payment of Exercise Price with Previously Issued Stock..........................................5
         6.4      Modification, Extension and Renewal of Options..................................................5
         6.5      Rights as a Stockholder.........................................................................5
         6.6      Other Option Agreement Provisions...............................................................5

 Section 7.       Terms and Conditions of Option Agreements Relating to ISOs......................................6
         7.1      Option Price....................................................................................6
         7.2      Term............................................................................................6
         7.3      Restrictions on Option Price for Certain Employees..............................................6
         7.4      Withholding and Payment of Taxes................................................................6
         7.5      Options not Treated as ISOs.....................................................................7



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
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
         7.6      Information Supplied to Participant.............................................................7
         7.7      Restrictions on Transfer........................................................................7
         7.8      Cessation of Employment in General..............................................................7
         7.9      Cessation of Employment Due to Permanent and Total Disability...................................7
         7.10     Cessation of Employment Due to Death............................................................8
         7.11     Cessation of Employment for Cause...............................................................8

 Section 8.       Terms and Conditions of Option Agreements Relating to NQOs......................................8
         8.1      Option Price....................................................................................8
         8.2      Term............................................................................................8
         8.3      Withholding and Payment of Taxes................................................................8
         8.4      Restrictions on Transfer........................................................................9
         8.5      Cessation of Employment.........................................................................9
         8.6      Cessation of Employment for Cause...............................................................9

 Section 9.       Adjustments.....................................................................................9
         9.1      Reorganization, Merger, Recapitalization, Etc...................................................9
         9.2      Acceleration of Vesting Upon Certain Corporate Transactions....................................10
         9.3      Limited Rights Upon Company's Restructure......................................................10
         9.4      Effect of Options on Company's Capital and Business Structure..................................10

Section 10.       Effect of the Plan on Employment Relationship..................................................10

Section 11.       Amendment of the Plan..........................................................................11

Section 12.       Compliance with Rule 16b-3 and Code Section 422................................................11

Section 13.       Listing of Shares..............................................................................11

Section 14.       Indemnification of Committee...................................................................11

Section 15.       Termination of the Plan........................................................................12

Section 16.       Application of Funds...........................................................................12

Section 17.       No Obligation to Exercise Options..............................................................12

Section 18.       Effective Date of the Plan.....................................................................12




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                             PRIVATE BUSINESS, INC.
                   1999 AMENDED AND RESTATED STOCK OPTION PLAN

         On February 9, 1999 the Board of Directors of Private Business, Inc. adopted the 1999 Incentive Stock Option Plan. Pursuant to Section 9 of such Plan, the Board hereby amends said Plan in its entirety and restates said Plan as follows:

         Section 1. Purpose. The purpose of the PRIVATE BUSINESS, INC. 1999 Amended and Restated Stock Option Plan (the "Plan") is to promote the interests of PRIVATE BUSINESS, INC., a Tennessee corporation (the "Company"), and its stockholders by providing an opportunity to selected Employees, as defined in section 2.5 below, of the Company or any Subsidiary thereof to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such Employees and encourage them to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of Incentive Stock Options and Non-Qualified Stock Options to acquire Common Stock of the Company. Under the Plan, the Committee shall have the authority (in its sole discretion) to grant Incentive Stock Options within the meaning of section 422(b) of the Code and Non-Qualified Options to which section 421 of the Code does not apply. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

         Section 2. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

                  2.1 "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

                  2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  2.3 "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee established by the Board of Directors to which it delegates administration of the Plan under section 5.1 hereof, or if no committee is then administering the Plan, the Board of Directors.

                  2.4 "Common Stock" shall mean the common stock, without par value, of the Company.

                  2.5 "Employee" shall mean, (i) with respect to an ISO, any person who, at the time an ISO is granted to such person hereunder, is employed, as such term is used in section 422 of the Code and described in Treasury Regulation section 1.421-7(h)(1), by the Company or any Subsidiary of the Company, and (ii) with respect to a NQO, any person employed by or performing services, whether as an employee or otherwise, for the Company or any Subsidiary of the Company, including, without limitation, directors, officers, consultants and advisors of the Company or a Subsidiary thereof.




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                  2.6 "Incentive Stock Option" or "ISO" shall mean an option to purchase Common Stock granted under the Plan that constitutes and shall be treated as an "incentive stock option," as such phrase is defined in section 422(b) of the Code.

                  2.7 "Non-Qualified Option" or "NQO" shall mean an option to purchase Common Stock granted to an Employee pursuant to the Plan that is described in Treasury Regulation section 1.83-7 with respect to which section 421 of the Code does not apply.

                  2.8 "Option" shall mean any ISO or NQO granted under this Plan.

                  2.9 "Participant" shall mean an Employee to whom an Option has been granted pursuant to this Plan.

                  2.10 "Subsidiary" shall have the meaning set forth for "subsidiary corporation" in section 424(f) of the Code.

         Section 3. Eligibility. Options may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Options are to be granted hereunder and to determine whether a person is to be granted an ISO, a NQO or a combination thereof. No person shall have any right to participate in the Plan. Any Participant may hold at any time more than one (1) Option, but only upon such terms as provided hereunder and any agreement(s) evidencing such Option(s).

         Section 4.   Common Stock Subject to the Plan.

                  4.1 Number. The total number of shares of Common Stock for which Options may be granted under this Plan and all other option and stock purchase plans of the Company shall not exceed in the aggregate Two Million (2,000,000) shares of Common Stock.

                  4.2 Terminated/Reacquired Options. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option shall again become available for issuance pursuant to the Plan. If any shares of Common Stock acquired pursuant to the exercise of an Option shall have been repurchased or reacquired by the Company, then such shares shall again become available for issuance pursuant to the Plan.

         Section 5.   Administration of the Plan.

                  5.1 Committee. The Plan shall be administered by the Company's Compensation Committee of the Board of Directors or, at the Board of Directors' discretion, any committee established by the Board of Directors to which it delegates the administration of the Plan. If at any time there is no Compensation Committee in existence and the Board of Directors has not delegated the administration of the Plan to any other



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committee established by the Board, then the Company's Board of Directors shall administer the Plan and, in such event, all references herein to the Committee shall be deemed to be references to the Board of Directors.

                  5.2 Authority of Committee. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a NQO; (iii) to establish the number of shares of Common Stock that may be issued upon the exercise of each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to provide financing, upon such terms and conditions as the Committee shall determine, to Participants for the purchase of Common Stock upon the exercise of Options granted hereunder; (vii) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (viii) to determine the circumstances under which shares of Common stock acquired upon exercise of any Option may be subject to repurchase by the Company; (ix) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (x) to establish vesting provisions for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions that may be contingent upon the Company meeting specified financial goals; (xi) to accelerate the time when outstanding Options may be exercised, provided, however, that any ISO may be "accelerated" only as permitted by section 424(h) of the Code; and (xii) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan and, with respect to ISOs, the provisions of sections 422 and 424 of the Code.

                  5.3 Plan Interpretation. The Committee shall be authorized to interpret the Plan and any Option granted hereunder and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.

                  5.4 Committee Interpretations Conclusive. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties, except as may otherwise be determined by the Board of Directors.

                  5.5 Committee Voting. Subject to section 5.7 hereof, directors of the Company (or members of the Committee) who are either eligible for Options hereunder, or to whom Options have been granted hereunder, may vote on any matter affecting the administration of the Plan or the granting of Options under the Plan; provided, however, that no director (or member of the Committee) shall vote upon the granting of an Option to




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himself, but any such director (or Committee member) may be counted in determining the existence of a quorum at any meeting of the Board of Directors (or the Committee) at which the Plan is administered or action is taken with respect to the granting of any Option.

                  5.6 Committee Exculpation. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or Board of Directors shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

                  5.7 Granting of Options to Directors and Officers. Administrative discretion regarding the selection of any director or officer of the Company to whom Options may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock that may be allocated to such Option, and the terms thereof, shall be exercised in the following manner:
(i) approval in advance by the full Board of Directors; (ii) approval in advance by a committee that is composed solely of two or more Non-Employee Directors, as such term is defined under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934; (iii) approval in advance by a majority of the Company's shareholders in accordance with Rule 16b-3; (iv) ratification by a majority of the Company's shareholders no later than the next annual shareholder meeting; or (v) the execution of an agreement by such officer or director whereby such officer or director agrees to retain the issuer equity securities for a period of six (6) months following their acquisition in accordance with Rule 16b-3.

         Section 6.   Terms and Conditions of Option Agreements.

                  6.1 Option Agreements. The terms and conditions of each Option granted under the Plan shall be specified by the Committee, shall be set forth in a written Option agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as an ISO or a NQO. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and be treated as an "incentive stock option" as defined in section 422 of the Code. The terms and conditions of each NQO shall be such that each NQO granted hereunder shall not constitute or be treated as an Incentive Stock Option and will be a non-qualified option for Federal income tax purposes as described in Treasury Regulation section 1.83-7. Except as otherwise provided in the Plan or the Code, terms and conditions of any Option granted hereunder need not be identical to those of any other Option granted hereunder.

                  6.2 Number of Shares and Vesting Schedule. Each Option shall state the number of shares to which it pertains and the requirements and vesting schedule thereof, if any.



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                  6.3 Payment of Exercise Price with Previously Issued Stock.
Except as otherwise provided in an Option agreement between the Company and a Participant, the Committee may permit the option price for any Option granted under the Plan to be paid, in whole or in part, with previously issued Common Stock of the Company (valued as of the date of exercise of such Option).

                  6.4 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, and with respect to ISOs as permitted by the Code, the Committee, in its discretion, may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options and substitutions therefor; provided, however, that no modification, extension, renewal, revision or cancellation of an Option shall, without the consent of the Participant thereof, cause an ISO to become a NQO or, except as otherwise set forth herein, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                  6.5 Rights as a Stockholder. No Participant or transferee of an Option granted hereunder shall have any rights as a stockholder of the Company with respect to any shares of Common Stock to which such Option relates until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise required by section 9 hereof.

                  6.6 Other Option Agreement Provisions. The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of Options, as the Committee shall deem advisable. Any Option agreement relating to ISOs shall contain such limitations and restrictions upon the exercise of such ISOs as shall be necessary in order that such ISOs will be "incentive stock options" as defined in section 422 of the Code, or to conform to any change in the law, which provisions shall control any inconsistent or contradictory provision of the Plan.

         Section 7.   Terms and Conditions of Option Agreements Relating to
                      ISOs.

                  7.1 Option Price. The option price of each ISO shall not be less than one hundred percent (100%) (or one hundred ten percent (110%) in the case of an Employee referred to in section 7.3 hereof) of the fair market value, as determined in good faith by the Committee in accordance with section 422(b)(4) and 422(c)(7) of the Code, of the shares of Common Stock subject to the ISO on the date the ISO is granted, but in no event shall the option price be less than the par value of such shares, if any, which price shall be payable in U.S. dollars upon the exercise of such ISO and paid, except as otherwise provided in section 6.14, in cash or by check immediately upon exercise.

                  7.2 Term. The Committee shall fix the term of all ISOs granted pursuant to the Plan, including the date on which such ISO shall expire and terminate; provided, however, that such term shall in no event exceed ten (10) years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in section



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7.3 hereof, such term shall in no event exceed five (5) years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

                  7.3 Restrictions on Option Price for Certain Employees. An ISO shall not be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary of the Company (taking into account the attribution rules of section 424(d) of the Code), unless the option price is at least one hundred ten percent (110%) of the fair market value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO, by its terms, is not exercisable more than five
(5) years from the date it is granted.

                  7.4 Withholding and Payment of Taxes. In the event the Company or any Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any disposition of any shares of Common Stock acquired upon exercise of an ISO granted hereunder that causes such ISO to cease to be treated as an incentive stock option for Federal income tax purposes, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

                  7.5 Options not Treated as ISOs. If upon the exercise of one or more Options granted pursuant to this or any other plan of the Company or any Subsidiary of the Company that are designated as ISOs upon the grant thereof, a portion of such exercised Options are not treated as ISOs pursuant to Code section 422(d), which sets a limit upon the aggregate fair market value (determined at the time the ISOs are granted) of stock subject to ISOs that may become exercisable by the Participant thereof for the first time during any calendar year, then the Company shall issue one or more certificates evidencing the Common Stock acquired pursuant to the exercise of ISOs and one or more certificates evidencing the Common Stock acquired pursuant to the exercise of Options not treated as ISOs in accordance with section 422 of the Code and shall so identify such certificates in the Company's stock transfer records.

                  7.6 Information Supplied to Participant. Following a transfer of stock to a Participant pursuant to such Participant's exercise of an ISO, the Company or any Subsidiary of the Company shall (on or before January 31 of the calendar year following the year of such transfer) furnish to such Participant the written statement prescribed by section 6039 of the Code and the Treasury Regulations promulgated thereunder.



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                  7.7 Restrictions on Transfer. Each ISO, by its terms, shall not be transferable otherwise than by last will and testament or the laws of descent and distribution, and, during a Participant's lifetime, shall be exercisable only by the Participant.

                  7.8 Cessation of Employment in General. Except as otherwise provided in section 7.9 (relating to permanent and total disability), 7.10 (relating to death), and 7.11 (relating to "cause"), in the event a Participant shall cease to be employed by the Company or a Subsidiary of the Company for any reason, the unexercised portion of any ISO held by such Participant at that time may only be exercised within three (3) months after the date on which the Participant ceases to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceases to be so employed; provided, however, if the Participant shall die within said three (3) month period, then the period during which any ISO may be exercised shall be extended to the date that is one (1) year after the Participant ceases to be employed by the Company; provided, further, that in no event may such ISO be exercised beyond the expiration of the term of the ISO. Notwithstanding the foregoing, the Company may, within three (3) months after the Participant ceases to be employed by the Company, agree in writing to allow the Option to continue for its otherwise unexpired term. If the Company agrees to so allow such Option to continue, such Option shall thereafter constitute and be treated as a NQO.

                  7.9 Cessation of Employment Due to Permanent and Total Disability. In the event a Participant shall cease to be employed by the Company or any Subsidiary of the Company by reason of his "permanent and total disability" (within the meaning of section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one (1) year after the date on which the Participant ceases to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which such Participant ceases to be so employed; provided that in no event may such ISO be exercised beyond the expiration of the term of the ISO.

                  7.10 Cessation of Employment Due to Death. In the event a Participant shall die while in the employ of the Company or a Subsidiary of the Company, the unexercised portion of any ISO held by such Participant at the time of such Participant's death may only be exercised within one (1) year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by last will and testament or the applicable laws of descent and distribution.

                  7.11 Cessation of Employment for Cause. In the event a Participant is terminated from employment with the Company for "cause," such Participant's right to exercise any ISO granted hereunder, whether vested or non-vested, shall terminate upon written notice of discharge. For purposes of this paragraph, "cause" shall mean final conviction of a felony, adjudication of bankruptcy, nonacceptance of office or conduct prejudicial to the interests of the Company.



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         Section 8.   Terms and Conditions of Option Agreements Relating to
                      NQOs.

                  8.1 Option Price. The option price of each NQO shall be as determined by the Committee. The Committee may, in its sole discretion, include in a NQO issued to an Employee a provision providing for a reduction of the option price at a set future date or dates on the condition that certain Company objectives, as determined by the Committee, shall have been achieved by such date.

                  8.2 Term. The Committee shall fix the term of all NQOs granted pursuant to the Plan, including the date on which such NQO shall expire and terminate. Each NQO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

                  8.3 Withholding and Payment of Taxes. In the event the Company or any Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of the grant, disposition, or exercise of a NQO granted hereunder or of any shares of Common Stock acquired upon exercise of a NQO, the Company or the Subsidiary of the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company or the Subsidiary of the Company or make other arrangements satisfactory to the Company or the Subsidiary of the Company regarding payment to the Company or the Subsidiary of the Company of the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

                  8.4 Restrictions on Transfer. Except as provided in this
section 8.4 or as specifically permitted in the governing Option agreement, no NQO shall be transferable by the Participant other than by last will and testament or the applicable laws of descent and distribution and, during the lifetime of the Participant, NQOs granted hereunder may be exercised only by the Participant. Notwithstanding anything in this section 8.4 to the contrary, any Participant may transfer such Participant's NQO to members of his immediate family, to one or more trusts for the benefit of such family members, or to partnerships or limited liability companies in which such family members or trusts are the only partners or members, if (i) the Option agreement with respect to which such NQO relates expressly so provides, and (ii) the Participant does not receive any consideration for the transfer. Any NQO held by any such transferee would continue to be subject to the same terms and conditions that are applicable to such NQO immediately prior to its transfer.

                  8.5 Cessation of Employment. In the event a Participant shall cease to be employed by the Company or a Subsidiary of the Company because of death or permanent and total disability (within the meaning of Code section 22(e)(3)) or any other reason other than for "cause," as defined in section 8.6, the unexercised portion of any NQO held by such Participant at that time shall continue unless otherwise determined by



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the Committee. If the Committee decides not to continue a NQO, the Committee may, in its sole absolute discretion, establish time periods in which a Participant who has ceased to be employed by the Company may exercise such Participant's NQO. In no event may a NQO be exercised beyond the term of such NQO.

                  8.6 Cessation of Employment for Cause. In the event a Participant is terminated from employment with the Company for "cause," such Participant's right to exercise any NQO granted hereunder, whether vested or non-vested, shall terminate upon notice of discharge. For purposes of this paragraph, "cause" shall mean final conviction of a felony, adjudication of bankruptcy, nonacceptance of office or conduct prejudicial to the interests of the Company.

         Section 9.   Adjustments.

                  9.1 Reorganization, Merger, Recapitalization, Etc. Subject to any required action by the Company's shareholders, in the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock or in any other manner effected without the receipt of consideration by the Company, the Committee shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of sections 422 and 424 of the Code shall apply with respect to adjustments made to ISOs so as not to cause any ISO to cease to qualify as an ISO under section 422 of the Code, and (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

                  9.2 Acceleration of Vesting Upon Certain Corporate Transactions. Notwithstanding section 9.1, in the event of (i) any sale or transfer for value of not less than fifty percent (50%) of the Company's Common Stock (whether by purchase, merger, or other transaction or transactions) or
(ii) the sale of substantially all of the assets and business of the Company, one-half (1/2) of each Participant's unvested Options shall become vested and shall be exercisable within such time prior to any such transaction as may be determined by the Board of Directors of the Company as set forth in a written notice provided to the Participant prior to such transaction. Upon the liquidation or dissolution of the Company, all unvested Options shall become vested and be exercisable within such time prior to such liquidation or dissolution as may be determined by the Board of Directors of the Company as set forth in a written notice provided to the Participant prior to such liquidation or dissolution.

                  9.3 Limited Rights Upon Company's Restructure. Except as hereinbefore expressly provided in this section 9, a Participant shall have no rights by reason of any subdivision or consolidation of shares of Company stock of any class or the



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payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option granted hereunder.

                 9.4 Effect of Options on Company's Capital and Business Structure. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         Section 10. Effect of the Plan on Employment Relationship. Neither the Plan nor any Option granted hereunder to an Employee shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary, as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

         Section 11. Amendment of the Plan. The Board of Directors may, as permitted by law, amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders' meeting, the Board of Directors may not amend the Plan to (i) increase (except for increases due to adjustments in accordance with section 9 hereof) the aggregate number of shares of Common Stock for which Options may be granted hereunder, (ii) increase the benefits accruing to a Participant under this Plan, provided, however, with respect to ISOs, benefits may be increased only to the extent such amendment or increase in benefits will not cause ISOs granted hereunder to be treated as other than ISOs, (iii) change the class of Employees eligible to receive Options under the Plan, or (iv) make any other revision to the Plan that requires shareholder approval under the Code. Notwithstanding any other provision of the Plan, shareholder approval of amendments to the Plan need not be obtained if such approval is not required under section 422 of the Code.

         Section 12. Compliance with Rule 16b-3 and Code Section 422. The Company shall use its best efforts to maintain the Plan, and to assure the Options are granted and exercised under the Plan, in accordance with Rule 16b-3 (to the extent Rule 16b-3 could be applicable to any transaction in securities arising in connection with the Plan), as that Rule may be amended from time to time and, with respect to ISOs, section 422 of the Code, as that section may be amended from time to time, and any and all successor statutes and regulations thereof, including without limitation, the seeking of any appropriate amendments to the Plan and all requisite approvals and consents of such amendments; provided, however, that except as otherwise set forth in the Plan, the Company shall take no action that adversely affects Options then outstanding under the Plan without the prior written consent of the holders of such Options.




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


         Section 13. Listing of Shares. Each Option will be subject to the requirement that if, at any time the Board or Committee determines that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary as a condition to or in connection with the granting of the Option or the issue or purchase of Common Stock to which the Option relates, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Board or Committee. The holder of the Option will supply the Company with such certificates, representations, opinions of counsel and information as the Company may request, including, without limitation, an investment letter certifying that all shares being purchased under an Option are being acquired for investment and not for the purpose of resale or distribution, and will otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.

         Section 14. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its expense, to handle and defend the same.

         Section 15. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten (10) years after the date of its initial adoption by the Board of Directors. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         Section 16. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder shall be used for general corporate purposes.

         Section 17. No Obligation to Exercise Options. The granting of an Option hereunder shall impose no obligation upon the Participant thereof to exercise such Option.

         Section 18. Effective Date of the Plan. This Plan shall be effective as of the date of its adoption by the Board of Directors.




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


         This Restated and Amended Plan was adopted and approved by the Board of Directors on the ____ day of ____________, 1999.



                                        ----------------------------------------
                                        Secretary

         The Company's shareholders adopted and approved this 1999 Amended and Restated Stock Option Plan on the ____ day of ______________, 1999.



                                        ----------------------------------------
                                        Secretary










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